UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2007 (August 8, 2007)

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
9790 Gateway Drive Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Initial Annual Equity Awards to our Chief Executive Officer, Chief Financial Officers and other Named Executive Officers under the Equity and Incentive Plan

On August 8, 2007, the Compensation Committee of our Board of Directors (the "Compensation Committee") made initial grants of equity awards under our Equity and Incentive Plan (the "Plan") to our officers, including our Chief Executive Officer, our Chief Financial Officer and our three other named executive officers (collectively, the "Grantees"). Each Grantee's incentive award is comprised of two components, each of which was designed to constitute half of the value of each Grantee's incentive award (using a Black-Scholes method to determine option value). One half of the award is in the form of nonqualified stock options and the other half in the form of performance shares.

The specific terms of the options and the performance shares, other than the names of the Grantees, and the number of shares subject to each option grant and performance share grant (which information is provided in the table below), are set forth, respectively, in the terms of the Stock Option Agreement filed herewith as Exhibit 10.1 and in the terms of the Performance Share Agreement filed herewith as Exhibit 10.2. However, some of the material terms of these awards are also provided below.

Options

Each option will have a per share exercise price equal to the "fair market value" (as defined below) of one share of our common stock as of the date of grant, will have a seven-year term and will vest 25% on the six-month anniversary of the date of grant and 25% on each of the first three annual anniversaries of the six-month anniversary of the date of grant, in each case, conditioned on continued employment. "Fair market value" is defined as the closing price per share of the Company's common stock on the national securities exchange on which the stock is principally traded on the date of grant, or if the stock is not trading on the date of grant, then on the last preceding date on which there was a sale of the stock on such exchange. Vesting of the options will accelerate (or continue) and options will remain exercisable for certain specified periods of time upon the termination of employment of the Grantee for certain specified reasons. In addition, vesting of options will accelerate upon the occurrence of a "change in control" (as defined in the Plan), unless the options are assumed or replaced in the transaction, in which case the replacement option will vest if, within 24 months following the change in control, the Grantee's employment is terminated by the Company for other than "cause" (as defined in the Plan).

Performance Shares

Each performance share award will be granted for the performance period commencing January 1, 2007, and ending December 31, 2009. The performance shares will vest upon the achievement of performance goals, which are determined by the Compensation Committee and are based on (1) the three-year average combined ratio and (2) the "adjusted" return on average equity, each weighted 50%, where the return on average equity will be determined on a GAAP basis, adjusted for deferred gain on reinsurance. The number of performance shares earned at the end of the performance period will be based on a performance schedule where, if maximum performance is achieved, the Grantee will be entitled to 150% of the number of performance shares at target.

Payment of the performance shares will be made to Grantees in the form of shares of our common stock, less applicable withholding, in a lump sum following certification by the Compensation Committee that the applicable performance goals have been achieved, if, and to the extent, achieved. To the extent shares are payable, payment will be made no later than 75 days after completion of the performance period.

A Grantee whose employment is terminated for certain specified reasons prior to the end of the applicable performance period would be entitled to full or partial payment of performance shares following completion of the performance period, but in some instances, such payment would be contingent on the Grantee's adherence to certain restrictive covenants during the remainder of the performance period.

Upon the occurrence of a change in control, the performance shares will immediately accelerate and become payable based on target achievement of performance goals unless these awards are assumed or replaced in the transaction. In that event, the replacement awards will vest in full if, within 24 months following the change in control, the Grantee's employment is terminated by the Company for other than cause.

Award Table

The awards to our Grantees who are named executive officers are as follows:
Name	Number of Shares Subject to Options	Number of Performance Shares at Target
Douglas D. Dirks, President and Chief Executive Officer	75,000	25,000
Martin J. Welch, President and Chief Operating Officer, EICN and ECIC	37,500	12,500
William E. Yocke, Executive Vice President and Chief Financial Officer	25,000	8,333
Lenard T. Ormsby, Executive Vice President and Chief Legal Officer	25,000	8,333
Ann W. Nelson, Executive Vice President, Corporate and Public Affairs	20,000	6,667

The above description of the awards is qualified in its entirety by reference to the terms of the Plan (previously filed as Exhibit 10.15 to our Form 10-K for the fiscal year ended

December 31, 2006), the terms of the Stock Option Agreement filed herewith as Exhibit 10.1 and the terms of the Performance Share Agreement filed herewith as Exhibit 10.2.

Compensation of Named Executive Officers

On August 8, 2007, the Compensation Committee approved salary increases for certain of the named executive officers following, and based on, its review of peer group and survey information for companies of comparable size in similar industries, and taking into consideration personal and Company performance. The Compensation Committee approved the following annual base salaries for certain of the Company's named executive officers, effective as of August 1, 2007:

Name	Annual Base Salary effective 8/1/07
Martin J. Welch	$400,000
William E. Yocke	$350,000
Lenard T. Ormsby	$345,000
Ann W. Nelson	$225,000

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

10.1	Form of Stock Option Agreement.
10.2	Form of Performance Share Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief
Legal Officer and General Counsel
Dated:	August 10, 2007

Exhibit Index

Exhibit No.	Exhibit
10.1	Form of Stock Option Agreement
10.2	Form of Performance Share Agreement